Exhibit 32.1

Certification of Principal Executive Officer and Acting Chief Financial Officer

Pursuant To 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Campus Crest Communities, Inc. (the “Company”) for the fiscal year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of the Company certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2015	By:	/s/ Aaron S. Halfacre
Name: Aaron S. Halfacre Title: President and Chief Investment Officer

	By:	/s/ Scott R. Rochon
Name: Scott R. Rochon Title: Acting Chief Financial Officer and Chief Accounting Officer